Exhibit 10.3

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of April 30, 2024, among States Title Holding, Inc. (formerly known as Doma Holdings, Inc.), a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto and Hudson Structured Capital Management Ltd., a Bermuda limited company, as agent for the Lenders (in such capacity, “Agent”).

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of December 31, 2020 (the “Existing Loan and Security Agreement”; the Existing Loan and Security Agreement, as amended, restated, amended and restated, supplemented or modified from time to time in accordance with the terms thereof (including pursuant to this Agreement), the “Loan and Security Agreement”) by and among the Loan Parties, Agent and the Lenders from time to time party thereto (capitalized terms used in this Agreement and not otherwise defined herein having the meanings assigned to such terms in the Loan and Security Agreement).

WHEREAS, the Loan Parties, the Agent and the Lenders have agreed to make certain amendments to the Loan and Security Agreement and make certain other agreements as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.

Certain Amendments to the Existing Loan and Security Agreement. In reliance upon the representations and warranties set forth in Section 2 below and subject to the conditions to effectiveness set forth in Section 3 below, as of the Effective Date:

a.	Section 2.2(d)(viii) is hereby amended and restated in its entirety as follows:

“Notwithstanding anything in this Agreement (including this Section 2.2(d)) to the contrary, until all of the obligations in respect of the TRG Credit Facility are paid in full in cash and all of the commitments in respect thereof are terminated, no mandatory prepayment of the Term Loan that would otherwise be required to be made under this Section 2.2(d) shall be required to be made hereunder; provided that the foregoing exclusion shall not apply to any mandatory prepayment required under Section 2.2(d)(vi).”

b.	A new Section 2.8 is hereby added as follows:

“2.8     New Loan Commitments.  Solely if the Project Beacon Failure Event shall have occurred, at the option of the Agent, the Borrower shall establish new commitments to borrow one or more new term loans (each, a “New Term Loan Commitment”) and/or increase the existing Term Loan (such structure to be as elected by the Borrower) (each, a “Supplemental Term Loan Commitment”; together with any New Term Loan Commitments, the “New Loan Commitments” and the term loans made in respect thereof, the “New Term Loans”) hereunder, in an aggregate amount for all such New Loan Commitments not in excess of, at the time the respective New Loan Commitments become effective (the “Increased Amount Date”), the amount necessary to repay in full all (but not less than all) of the then outstanding obligations in respect of the TRG Facility (excluding Unasserted Contingent Indemnification Claims) in full and to replace any commitments then undrawn under such TRG Facility (the “Permitted Use”), in each case consistent with the terms set forth in the Hudson/TRG Subordination Agreement (as in effect on April 30, 2024). Such New Loan Commitments shall become effective on the Increased Amount Date.  Each of the Lenders hereby agrees to provide (which may be provided, in whole or in part, by one or more of its Affiliates) its Pro Rata Share (based on then outstanding principal amount of the Term Loans) of the New Term Commitments (or such other amounts (as for each Lender) as the Lenders may mutually agree) and hereby acknowledges and agrees that the obligation of the Lenders (and/or any of their respective Affiliates, as applicable) to provide the New Loan Commitments and make New Term Loans and/or increase existing Term Loans hereunder shall be several and not joint and several.  The New Term Loans and New Term Loan Commitments shall be on the same terms and conditions as the existing Term Loan except that (i) the availability for amounts that remain undrawn on the Increased Amount Date shall terminate on the date that corresponds to the equivalent termination under the TRG Credit Facility and (ii) the proceeds of the New Term Loans shall be used solely for the Permitted Use.  Further, the parties agree to amend this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Agent and the Borrower (acting reasonably), to effect the provisions of this Section 2.8. For the avoidance of doubt, this Section 2.8 shall not apply, and the Borrower and the other Loan Parties shall have no obligations pursuant to this Section 2.8, unless a Project Beacon Failure Event shall have occurred.”

c.	Section 12.3 is hereby amended by replacing the reference to “Section 2.2(d)(viii)(B)” with a reference to “Section 2.2(d)(ix)(B).”

d.	The last sentence of Section 12.10 is hereby amended and restated in its entirety as follows:

“Notwithstanding anything in this Section 12.10 to the contrary, except (x) as set forth in Section 2.2(d)(ix)(B) in connection with any mandatory prepayment with respect to an Underwriter Dividend or (y) as expressly described in clause (ii) of the definition of “Permitted Payments” in the Hudson/TRG Subordination Agreement (as in effect on April 30, 2024), any reimbursable amounts owing pursuant to this Section 12.10 shall only be payable upon the earliest of (a) the consummation of the Merger (as defined in the Project Beacon Acquisition Agreement), (b) October 1, 2025, (c) any prepayment of the Term Loan pursuant to Section 2.2(e) of this Agreement and (d) the occurrence and continuance of any Event of Default pursuant to Section 8.4(b) and/or Section 8.4(c) of this Agreement.”

e.	The last paragraph of Section 12.17 is hereby amended and restated in its entirety as follows:

“For the avoidance of doubt, and notwithstanding anything in this Agreement or any other Loan Document to the contrary, in no event shall any action or omission, the occurrence of  any event or circumstance, or the failure to comply with the terms of this Agreement or any other Loan Document, in each case during the Standstill Period in respect of any Standstill Matter that would have constituted a Default or Event of Default but for the effectiveness of the Standstill Period (including, without limitation, any failure to pay interest during the Standstill Period in accordance with Section 2.3(a)) constitute a Default or Event of Default at any time during or after the end of the Standstill Period (and any such purported Default or Event of Default is hereby permanently and irrevocably waived by Agent and each Lender; provided that, except as expressly set forth in Section 2.3(b), the foregoing shall not operate to forgive, reduce or permanently waive any right to any amount not paid during such Standstill Period after the expiration thereof.”

f.	The following definition is added to Section 13 in alphabetical order:

“Senior Agent” means Alter Domus (US) LLC, in its capacities as administrative agent for the lenders and collateral agent for the secured parties under and pursuant to the TRG Credit Facility.

g.	Each of following definitions in Section 13 is hereby amended and restated as follows:

“Hudson/TRG Subordination Agreement” means that certain subordination and intercreditor agreement entered into on April 30, 2024 by the Agent and the Senior Agent, and acknowledged and agreed by the Borrower and each of its subsidiaries party thereto (as amended or otherwise modified or waived from time to time).

“TRG Credit Facility” means that certain Senior Loan and Security Agreement entered into on April 30, 2024 by the Borrower, each of its subsidiaries party thereto, the Senior Agent and the lender referred to therein, in each case, as amended or otherwise modified or waived from time to time in a manner that does not violate the Hudson/TRG Subordination Agreement.

h.	Clause (aa) of the definition of “Permitted Indebtedness” in Section 13.1 is hereby amended and restated in its entirety as follows:

(aa)      Indebtedness in respect of the TRG Credit Facility in an aggregate outstanding principal amount not to exceed the sum of (x) $22,500,000 plus (y) the amount of interest paid in kind and added to the principal amount of the TRG Credit Facility, which, in the case of clause (x) or (y), may be incurred on a senior lien and senior payment priority basis;

i.	Clause (c) of Section 15.7(c) is hereby amended and restated in its entirety as follows:

“(c) consents to the terms and conditions of the TRG Credit Facility (and the execution and performance thereof) as described therein.”

j.	A new Section 15.7(d) is hereby added as follows:

“The parties hereto hereby acknowledge and agree that, notwithstanding any provision herein or in any other Loan Document to the contrary, in no event shall any failure of any Loan Party to make any payment required hereunder or any other Loan Document constitute a Default or an Event of Default if such payment is not permitted under Hudson/TRG Subordination Agreement (at the time such payment is required to be made in accordance with the terms of the relevant Loan Document) for so long as such payment is prohibited under the Hudson/TRG Subordination Agreement; provided that, for the avoidance of doubt, in no event shall the final right to such payment be forgiven, reduced or permanently waived (and shall continue to remain outstanding) as a result of such prohibition.”

2.	Representations and Warranties.

a.

Each Loan Party, severally and not jointly, represents and warrants to Agent and the Lenders that this Agreement has been duly executed and delivered by such Loan Party, as the case may be, and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

b.

Agent represents and warrants to each Loan Party that this Agreement has been duly executed and delivered by Agent and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

c.

Each Lender represents and warrants to each Loan Party that this Agreement has been duly executed and delivered by such Lender and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.

Agreement Effective Date. This Agreement shall become effective on the date on which Agent (or its counsel) shall have received a counterpart signature page of this Agreement duly executed by each Loan Party and each Lender. For the avoidance of doubt, the Agreement Effective Date is the date first written above.

4.

Loan Document; Effect of Agreement. On and after the date hereof, each reference to the “Loan and Security Agreement” in any other Loan Document shall mean and be a reference to the Loan and Security Agreement as amended hereby. This Agreement shall constitute a Loan Document and the terms of this Agreement shall form a part of the Loan and Security Agreement and shall be deemed integrated therein (including with respect to the Exhibits and Annexes thereto and for purposes of any certificates or certifications required thereunder from time to time). For the avoidance of doubt, each provision of this Agreement shall be binding on Agent, each Lender and each of their respective successors and assigns (including any assignee and/or participant with respect to any Term Loan).

5.

Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement.

6.

Governing Law. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 11 OF THE LOAN AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

7.

Further Assurances. Each party agrees that it shall, from time to time after the date of this Agreement, execute and deliver such other documents and instruments and take such other actions as may be reasonably requested by any other party to carry out the transactions contemplated herein.

8.

Consent to TRG Credit Facility. Concurrently with the effectiveness of the TRG Credit Facility, each Secured Party hereby consents to the terms and conditions of the TRG Credit Facility (and the execution and performance thereof) as set forth therein.

9.

Fifth Amendment. The parties hereto acknowledge and agree that nothing in this Amendment is with prejudice to or otherwise impairs the Fifth Amendment, and the terms thereof (including, without limitation, Section 4 thereof) continue in full force and effect, except as such terms have been expressly modified by operation of Section 1 hereof.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

LOAN PARTIES:

STATES TITLE HOLDING, INC. (f/k/a DOMA HOLDINGS, INC.), a Delaware corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY OF UTAH, LLC (f/k/a NORTH AMERICAN TITLE, LLC), a Delaware limited liability company

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

SPEAR AGENCY ACQUISITION INC., a Delaware corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY, INC. (f/k/a STATES TITLE AGENCY, INC.), a Delaware corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

STATES TITLE, LLC, a Delaware limited liability company

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

TITLE AGENCY HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

NASSA LLC, a Florida limited liability company

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

NORTH AMERICAN ASSET DEVELOPMENT, LLC, a California limited liability company

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY OF NEW JERSEY, INC. (f/k/a NORTH AMERICAN TITLE AGENCY, INC.), a New Jersey corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

DOMA INSURANCE AGENCY OF ARIZONA, INC. (f/k/a NORTH AMERICAN TITLE COMPANY), an Arizona corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY OF FLORIDA, INC. (f/k/a NORTH AMERICAN TITLE COMPANY), a Florida corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY OF ILLINOIS, INC. (f/k/a NORTH AMERICAN TITLE COMPANY), an Illinois corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY OF MINNESOTA, INC. (f/k/a NORTH AMERICAN TITLE COMPANY), a Minnesota corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA TITLE AGENCY OF NEVADA, INC. (f/k/a NORTH AMERICAN TITLE COMPANY), a Nevada corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

DOMA INSURANCE AGENCY OF TEXAS, INC. (f/k/a NORTH AMERICAN TITLE COMPANY), a Texas corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

NORTH AMERICAN TITLE COMPANY OF COLORADO, a Colorado corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA TITLE OF CALIFORNIA, INC. (f/k/a NORTH AMERICAN TITLE COMPANY, INC.), a California corporation

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

DOMA INSURANCE AGENCY OF INDIANA, LLC (f/k/a NORTH AMERICAN TITLE COMPANY, LLC), an Indiana limited liability company

By:	/s/ Max Simkoff
Name: Max Simkoff
Title: Chief Executive Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

AGENT:

HUDSON STRUCTURED CAPITAL MANAGEMENT LTD.

By:	/s/ Gokul Sudarsana
Name: Gokul Sudarsana
Title: Chief Actuary

[Signature Page to Sixth Amendment]

The Lenders:

HSCM BERMUDA FUND LTD.

By: HUDSON STRUCTURED CAPITAL MANAGEMENT LTD., its Manager

By:	/s/ Gokul Sudarsana
Name: Gokul Sudarsana
Title: Chief Actuary

HS SANTANONI LP

By: HUDSON STRUCTURED CAPITAL MANAGEMENT LTD., its Manager

By:	/s/ Gokul Sudarsana
Name: Gokul Sudarsana
Title: Chief Actuary

HS OPALESCENT LP

By: HUDSON STRUCTURED CAPITAL MANAGEMENT, LTD., its Manager

By:	/s/ Gokul Sudarsana
Name: Gokul Sudarsana
Title: Chief Actuary